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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                            Current Report Pursuant
                        to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported)  February 15, 1997
                                                        ------------------------



                      SOUTHPOINT STRUCTURED ASSETS, INC.
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            (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
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                (State or Other Jurisdiction of Incorporation)




            333-09883                                     51-6503749
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    (Commission File Number)               (I.R.S. Employer Identification No.)



50 North Front Street, Memphis, Tennessee                   38103
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(Address of Principal Executive Offices)                  (Zip Code)



                                (901) 524-4100
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             (Registrant's Telephone Number, Including Area Code)



                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)





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Item 5.   Other Events.

          None.



Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

EXHIBIT
  NO.     DOCUMENT DESCRIPTION

 99.1     Report to Certificateholders dated as of February 15, 1997.





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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SOUTHPOINT STRUCTURED ASSETS, INC.



Dated:  February 27, 1997                By: /s/ C. David Ramsey
                                           ------------------------------------
                                           C. David Ramsey
                                           President

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